UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  May 3, 2011

ATWOOD OCEANICS, INC.
(Exact name of registrant as specified in its charter)

TEXAS
(State or other jurisdiction of incorporation or organization)

COMMISSION FILE NUMBER 1-13167

Internal Revenue Service – Employer Identification No. 74-1611874

15835 Park Ten Place Drive
Houston, Texas, 77084
(Address of Principal Executive Offices)

(281) 749-7800
(Registrant’s Telephone Number,
Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Our press release dated May 3, 2011, concerning financial results for the second quarter ended March 31, 2011, furnished as Exhibit 99.1, is incorporated herein by reference.

Additional information with respect to the Company’s unaudited condensed consolidated statements of operations for the three months and six months ended March 31, 2011 and March 31, 2010, an analysis of revenues and contract drilling costs for the three months and six months ended March 31, 2011 and unaudited condensed consolidated balance sheets at March 31, 2011 and September 30, 2010 are attached hereto as Exhibits 99.2, 99.3, and 99.4 respectively.

ITEM 9.01                      EXHIBITS

EXHIBIT 99.1   PRESS RELEASE DATED MAY 3, 2011

EXHIBIT 99.2   UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE AND SIX MONTHS ENDED MARCH 31, 2011 AND 2010

EXHIBIT 99.3   ANALYSIS OF REVENUES AND DRILLING COSTS FOR THE THREE AND SIX MONTHS ENDED MARCH 31, 2011

EXHIBIT 99.4   UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS AT MARCH 31, 2011 AND SEPTEMBER 30, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATWOOD OCEANICS, INC.
(Registrant)

/s/ Mark L. Mey
Mark L. Mey
Senior Vice President

DATE:    May 3, 2011

EXHIBIT INDEX

EXHIBIT NO.                                                                           DESCRIPTION

99.1	Press Release dated May 3, 2011

99.2	Unaudited Condensed Consolidated Statements of Operations for the Three Months and Six Months ended March 31, 2011 and 2010

99.3	Analysis of Revenues and Drilling Costs for the Three Months and Six Months ended March 31, 2011

99.4	Unaudited Condensed Consolidated Balance Sheets at March 31, 2011 and September 30, 2010